UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
November 9, 2011

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
World Financial Network Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-166240-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On November 9, 2011, World Financial Network Bank (the “Bank”), WFN Credit Company, LLC (the “Transferor”) and The Bank of New York Mellon Trust Company, N.A, as trustee (the “Trustee”), entered into the Eighth Amendment to Second Amended and Restated Pooling and Servicing Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Bank, the Transferor and the Trustee amended certain provisions of the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, among the Bank, the Transferor and the Trustee.

On November 9, 2011, the Bank and the Transferor entered into the Second Amendment to Receivables Purchase Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Bank and the Transferor amended certain provisions of the Receivables Purchase Agreement, dated as of August 1, 2001, between the Bank and the Transferor.

On November 9, 2011, the Bank, the Transferor and World Financial Network Credit Card Master Note Trust (the “Trust”) entered into the Ninth Amendment to the Transfer and Servicing Agreement, a copy which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the Bank, the Transferor and the Trust amended certain provisions of the Transfer Agreement, dated as of August 1, 2001, among the Bank, the Transferor and the Trust.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Eighth Amendment to Second Amended and Restated Pooling and Servicing Agreement, dated as of November 9, 2011

Exhibit 4.2	Second Amendment to Receivables Purchase Agreement, dated as of November 9, 2011

Exhibit 4.3	Ninth Amendment to Transfer and Servicing Agreement, dated as of November 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

Date: November 14, 2011	By:	/s/ Daniel T. Groomes
Daniel T. Groomes
President

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 4.1	Eighth Amendment to Second Amended and Restated Pooling and Servicing Agreement, dated as of November 9, 2011

Exhibit 4.2	Second Amendment to Receivables Purchase Agreement, dated as of November 9, 2011

Exhibit 4.3	Ninth Amendment to Transfer and Servicing Agreement, dated as of November 9, 2011